CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002


     In connection with the annual reports of Evergreen Fixed Income Trust (the "Registrant") on Form N-CSR for the period ended April 30, 2003, as filed with the Securities and Exchange Commission (the "Reports"), I, Carol A. Kosel, Principal Financial Officer of Evergreen Fixed Income Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;


     2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.



     Date:
          June 30, 2003






     Carol A. Kosel, Treasurer
     Principal Financial Officer
     Evergreen Fixed Income Trust





     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.



























     CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002


     In connection with the annual reports of Evergreen Fixed Income Trust (the "Registrant") on Form N-CSR for the period ended April 30, 2003, as filed with the Securities and Exchange Commission (the "Reports"), I, Dennis H. Ferro, Principal Executive Officer of Evergreen Fixed Income Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;


     2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.



     Date:
          June 30, 2003






     Dennis H. Ferro, President
     Principal Executive Officer
     Evergreen Fixed Income Trust





     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.